EXHIBIT 10(iii)


                                SECURED TERM NOTE

$460,000.00                                                      October 3, 1997
                                                           Boston, Massachusetts

     For value received, the undersigned, jointly and severally, promise to pay to USTrust ("Bank"), or order, at its office at 30 Court Street, Boston, Massachusetts 02108, or at such other place as may be designated in writing by the holder hereof, the principal sum of Four Hundred Sixty Thousand ($460,000.00) Dollars in sixty (60) installments, as follows: $7,667.00 on December 1, 1997, and the same amount (except the last installment which shall be the unpaid balance) on the first day of each month thereafter until this note is fully paid, with interest from the date hereof on the said principal sum from time to time outstanding at the Base Lending Rate plus one (1%) percent per annum. Such interest shall be payable monthly in arrears on the first day of each month, commencing on the first of such dates next succeeding the date hereof. Interest shall be calculated on the basis of actual days elapsed and a 360 day year. If this note is not paid in full on the date of maturity or upon the exercise by the holder of its rights in the event of the undersigned's default, interest on unpaid balances shall thereafter be payable at a fluctuating interest rate per annum equal to three (3%) percent greater than the rate of interest specified herein.

     The term "Base Lending Rate" as used herein shall mean the rate of interest announced by Bank from time to time, at its head office, as its Base Lending Rate, it being understood that such rate is a reference rate, and not necessarily the lowest rate of interest charged by Bank.

     The undersigned hereby authorizes Bank to charge the amount of all monthly interest and principal payments, when due and payable hereunder, against the loan account of Turbotec Products, Inc. created pursuant to an Amended and Restated Loan and Security Agreement (Accounts Receivable and Inventory) dated October 31, 1994, as amended (the "Agreement").

     At the option of the holder, this note shall become immediately due and payable without notice or demand upon the occurrence at any time of (i) the failure to pay in full and when due any installment of principal or interest hereunder; (ii) one or more Events of Default as defined in the Agreement; or
(iii) the termination of the Agreement.

     Any deposits or other sums at any time credited by or due from Bank to the undersigned or any guarantor hereof, and any securities or other property of the undersigned or any such guarantor, in the possession of Bank, may at any and all times be held and treated as security for the payment of the liabilities hereunder; and Bank may apply or set off such deposits or other sums, at any time after the occurrence of one or more Events of Default, and without notice to the undersigned or to any such guarantor, against any of such liabilities, whether or not the same have matured, and whether or not other collateral is available to Bank.

     The undersigned agrees to pay all costs of collection including reasonable fees of attorney.

     No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Every one of the undersigned and every indorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

     This note is secured pursuant to the terms of the Agreement, and a Supplementary Security Agreement - Goods and Chattels dated September 4, 1992, executed by Turbotec Products, Inc., and is also secured pursuant to the terms of a Security Agreement Inventory, Accounts, Equipment and Other Property dated September 4, 1992, and an Open-End Mortgage Deed on property located at 651 Day Hill Road, Windsor, Connecticut, executed by Thermodynetics, Inc.

     The undersigned shall be jointly and severally obligated hereunder.

     All rights and obligations hereunder shall be governed by the law of the Commonwealth of Massachusetts and this note shall be deemed to be under seal.


                                         Witness:


/s/                                         By: /s/
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                                            THERMODYNETICS, INC.


/s/                                         By: /s/
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